UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2020

AKEBIA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36352	20-8756903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 First Street Cambridge, Massachusetts		02142
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 871-2098

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	AKBA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On May 11, 2020, Akebia Therapeutics, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Piper Sandler & Co., as representatives of the underwriters (the “Underwriters”), related to a public offering (the “Offering”) of 11,000,000 shares (the “Underwritten Shares”) of the Company’s common stock, $0.00001 par value per share (the “Common Stock”), at a price to the public of $12.00 per share, being made pursuant to the Company’s shelf registration statement on Form S-3 (the “Registration Statement”) (File No. 333-223585) and a related prospectus supplement and prospectus. In addition, the Company granted the Underwriters an option to purchase, at the public offering price less any underwriting discounts and commissions, an additional 1,650,000 shares of Common Stock, exercisable for 30 days from the date of the prospectus supplement (the “Option Shares” and together with the Underwritten Shares, the “Shares”). After underwriting discounts and commissions and estimated offering expenses, the Company expects to receive net proceeds from the offering of the Underwritten Shares of approximately $123.8 million (or approximately $142.4 million if the Underwriters exercise the option to purchase the Option Shares). Subject to customary closing conditions, the Offering is expected to close on May 14, 2020.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated herein by reference.

An opinion and consent of Wilmer Cutler Pickering Hale & Dorr dated May11, 2020, regarding the legality of the issuance and sale of the Shares in the Offering is filed as Exhibit 5.1 to this Current Report on Form 8-K and incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 11, 2020, by and among Akebia Therapeutics, Inc. and J.P. Morgan Securities LLC and Piper Sandler & Co., as representatives of the several underwriters listed on Schedule II thereto

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Akebia Therapeutics, Inc.

Date: May 12, 2020	By:	/s/ John P. Butler
	Name:	John P. Butler
	Title:	President and Chief Executive Officer